UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-03735

The New Economy Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: November 30

Date of reporting period: November 30, 2015

Michael W. Stockton

The New Economy Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Understanding the vision
of management is vital to
our active investing.

Special feature page 6

The New Economy Fund® Annual report for the year ended November 30, 2015

The New Economy Fund seeks long-term growth of capital. Current income is a secondary consideration.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2015 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	–2.16%	11.41%	7.70%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.78% for Class A shares as of the prospectus dated February 1, 2016 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Global diversification can help reduce these risks. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Special feature
6	Understanding management can help determine the quality of an investment.

Contents
1	Letter to investors
4	The value of a long-term perspective
12	Summary investment portfolio
15	Financial statements
35	Board of trustees and other officers

Fellow investors:

Continuing, though modest, economic growth in the U.S. and in certain markets abroad helped equities post gains for the period. The New Economy Fund rose 4.27% with all distributions reinvested for the 12 months ended November 30, 2015. This outpaced the 2.76% rise of the unmanaged Standard & Poor’s 500 Composite Index, a market capitalization-weighted index based on the results of 500 widely held common stocks, and the –2.49% decline of the unmanaged MSCI ACWI (All Country World Index),1 which measures equity market results based on more than 40 developed and emerging market country indexes.

The fund’s return also surpassed the 0.92% return of the Global Service and Information Index, an unmanaged index that tracks companies in the services and information sectors around the world. We feel this index is most representative of the investment universe The New Economy Fund is pursuing. The fund’s return also beat the 3.41% gain of the Lipper Growth Funds Index, which measures a number of U.S. growth funds, and the –2.78% decline of the Lipper International Funds Index, which measures funds invested in securities whose primary trading markets are outside the U.S.

Results at a glance

For periods ended November 30, 2015, with all distributions reinvested

	Cumulative	Average annual
	total returns	total returns
				Lifetime
	1 year	5 years	10 years	(since 12/1/83)

The New Economy Fund (Class A shares)	4.27%	14.34%	8.83%	11.24%
Standard & Poor’s 500 Composite Index[2]	2.76	14.38	7.48	10.88
MSCI ACWI (All Country World Index)[1,2,3]	–2.49	7.99	5.20	N/A
Global Service and Information Index[2,3,4]	0.92	12.61	5.98	N/A
Lipper Growth Funds Index[5]	3.41	13.30	6.75	9.20
Lipper International Funds Index[3,5]	–2.78	5.18	4.34	N/A

[1]	Results reflect dividends net of withholding taxes.
[2]	The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.
[3]	This index was not in existence as of the date the fund began investment operations; therefore, lifetime results are not available.
[4]	The index is compiled by Capital Research and Management Company, the investment adviser to the fund.
[5]	Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category.

The New Economy Fund	1

For the 10-year period ending November 30, 2015, The New Economy Fund had an average annual total return of 8.83%, which exceeded the 5.98% return of the Global Service and Information Index, the 7.48% return of the S&P 500 and the 5.20% return of the MSCI ACWI. We believe the 10-year and lifetime returns (see the table on page 1) are important for investors to consider as they are most reflective of our long-term approach and philosophy.

Select global economies continue to improve

The global economic picture is one of bumpy but generally positive growth. The U.S. economic expansion continues, though not at a particularly robust rate. It is encouraging that the unemployment rate has ticked down to 5% and real wages and consumer spending have gradually risen, though in general, the pace of growth has not been particularly dynamic.

At its mid-December meeting, the U.S. Federal Reserve raised interest rates for the first time in nearly a decade. The central bank has kept rates at historically low levels in light of the substandard recovery but has followed through on its intent to begin slow rate hikes, which is indicative of a generally strengthening economy. As U.S. monetary policy and interest rates begin to normalize, the economy should be able to absorb the higher rates as long as growth continues and rates do not rise to high levels.

In Europe, while the financial system is stronger than before the financial crisis, growth in many countries continues to be sluggish. On balance, however, the economies of Europe are gradually improving. The European Central Bank has continued to support its euro-zone member nations by applying monetary stimulus in an effort to boost growth in the region. The Japanese economy fell into recession in the third quarter as its economy shrank on an annualized basis in each of the past two quarters. Despite this, the Japanese stock market has been reasonably strong this year, perhaps in anticipation of better growth in the future.

Emerging markets tell a somewhat different story. China experienced a market correction in August and its economy is slowing, but its positive growth overall is still significant relative to most countries. No economy grows without bumps, and the turbulence in China’s economy can present an opportunity to invest in strong companies along the way. Elsewhere, Brazil is in the throes of a recession; Russia is struggling with sanctions and lower oil prices; and India is anticipating a pickup in growth as the new government’s policies start to gain traction.

In the stock market, companies that reported earnings growth meaningfully better than overall economic growth tended to be positive places to invest. There were pockets of the global economy that didn’t do well such as oil and commodities; however, The New Economy Fund’s exposure was not significant here. The fund’s larger than typical cash position is indicative of a certain level of caution on behalf of some of the managers going forward.

A look ahead

The global recovery continues, but there are still lingering concerns such as increased debt levels in many countries and weak economic growth. Many stock markets have more headwinds than they did a year ago. Valuations are a bit extended in some areas, interest rates are slated to rise and mergers & acquisitions activity — which has been a contributor to growth in certain industries — may be slowing down.

Where the fund’s assets are invested (by country of domicile)

		Percent of
	As of November 30, 2015	net assets
▀	United States	65.8%
▀	Asia & Pacific Basin	14.0
▀	Europe	10.3
▀	Other (including Latin America)	0.8
▀	Short-term securities & other assets less liabilities	9.1

		Percent of
	As of November 30, 2014	net assets
▀	United States	60.2%
▀	Asia & Pacific Basin	15.8
▀	Europe	13.7
▀	Other (including Latin America)	2.0
▀	Short-term securities & other assets less liabilities	8.3

2	The New Economy Fund

Although there are still countries with high unemployment in Europe, the fund’s portfolio managers are more sanguine about growth prospects in Europe generally. China continues to experience a slower environment and bears watching, both for potential opportunities or potential further slowdown. India’s long-term future appears bright on a fundamental basis, though some valuations are already reflecting that.

The New Economy Fund invests in many different geographies, and works to take advantage of unappreciated companies with solid foundations around the world. At this point in the market cycle, selectivity is particularly important.

We continue to stay the course of conducting thorough global research, fundamental analysis and a long-term approach for identifying companies that are reasonably valued for their growth prospects.

We thank you for your investment in The New Economy Fund.

Sincerely,

Timothy D. Armour
Vice Chairman of the Board

Claudia P. Huntington
President

January 14, 2016

For current information about the fund, visit americanfunds.com.

The New Geography of Investing®

Where a company does business can be more important than where it’s located. Here’s a look at The New Economy Fund’s portfolio in terms of where its equity holdings earn their revenue. The charts below show the countries and regions in which the fund’s equity investments are located, and where the revenue comes from.

Equity portion breakdown by domicile (%)

	Region	Fund	Index
▀	United States	72.4%	100.0%
▀	Canada	0.4	—
▀	Europe	11.4	—
▀	Japan	2.9	—
▀	Asia-Pacific ex. Japan	2.6	—
▀	Emerging markets	10.3	—
	Total	100.0%	100.0%

Equity portion breakdown by revenue (%)

	Region	Fund	Index
▀	United States	54.8%	61.8%
▀	Canada	1.6	2.3
▀	Europe	16.4	12.6
▀	Japan	2.9	2.7
▀	Asia-Pacific ex. Japan	2.0	1.4
▀	Emerging markets	22.3	19.2
	Total	100.0%	100.0%

Compared with the S&P 500 as a percent of net assets. All figures include convertible securities.

Source: Capital Group (as of November 30, 2015).

The New Economy Fund	3

The value of a long-term perspective

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.50% prior to July 1, 1988.
[3]	All results are calculated with dividends and capital gains reinvested.
[4]	Standard & Poor’s 500 Composite Index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[5]	Results of the Lipper Growth Funds Index do not reflect any sales charges. Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category.
[6]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

4	The New Economy Fund

Here’s how a $10,000 investment in The New Economy Fund’s Class A shares grew between December 1, 1983 — when the fund began operations — and November 30, 2015, the end of its latest fiscal year. As you can see, the $10,000 would have increased to $284,487 after deducting the maximum 5.75% sales charge and reinvesting all distributions, an average annual increase of 11.03%. The fund’s year-by-year results appear under the chart.

The New Economy Fund	5

Understanding management
can help determine the quality
of an investment.

6	The New Economy Fund

“Do the thorough research necessary to determine the actual worth of a company.” That was one of the principal tenets of Jonathan Bell Lovelace, founder of The Capital Group,* and it has been a key differentiator of American Funds’ active management ever since. Determining a company’s true worth and long-term potential requires more than reviewing financial statements, quarterly earnings and industry trends. An important part of the investment evaluation process is meeting with and evaluating each company’s management.

Claudia Huntington
Portfolio manager

Tim Armour
Portfolio manager

Capital Group has more than 350 investment professionals around the world who visit companies based in more than 40 countries throughout the year. With varied skill sets and areas of specialization, the analysts and portfolio managers work together in groups or individually, create original research and ideas, and internally share their sometimes divergent opinions, resulting in a robust mix of insights.

The people come with the business

Any investment is a combination of the business and the people running it. It’s important to recognize a company’s strengths and weaknesses, and the manager’s philosophy, management style and, ultimately, his or her long-term vision to grow the business. “There’s no question that really good management makes a big difference,” says Tim Armour, a portfolio manager in The New Economy Fund since 1990. “You want a leader who can articulate an opportunity and deliver on it.”

“An outstanding CEO in a so-so business can help create a company that can become a great investment, and a poor CEO in a thriving business can make it more difficult for the company to become a good investment,” says portfolio manager Claudia Huntington, who has been with The New Economy Fund since its inception in 1983.

“The CEO leads the culture, the strategic priorities and the compensation system among other things,” says Claudia. “It’s a bit like going for a long car ride. You want to know if the person in the driver’s seat is a good driver in general, if he or she drives as if in a Formula One race or in the slow lane, and if he or she has had a poor safety record.”

There’s no standard checklist. Analyzing management is an undefined, subjective exercise, but one that is critically important to evaluating a company.

“You can never replace drive, energy and passion for a business, and you can’t gauge those qualities unless you meet management,” says Harold La, a portfolio manager based in Hong Kong who has been a portfolio manager in the fund since 2006. It’s also important to determine how ethical a manager may be. “In an era when we’ve had some poor behavior at the CEO level, assessing the character of key decision makers is as important as evaluating the financials of their businesses.

*Parent company of Capital Research and Management Company, which is the investment adviser for the American Funds.

The New Economy Fund	7

Harold La
Portfolio manager

Mark Denning
Portfolio manager

And you can only get that by meeting people face-to-face and getting to know them over a long period of time.”

Our investment professionals thoroughly investigate how managers run their companies over time. “A company’s stock price might do well, but I don’t want to align our investments with people who have had a history of questionable decision making,” says Harold.

How does the process work?

Cultivating a relationship with company management can take many different paths. Investment professionals often meet senior leadership at conferences where many companies may be in attendance. If a company interests them, analysts may follow up with a visit to the headquarters, or our investment professionals may host management in our offices so other investment professionals can meet them.

There are some companies that we’ve known for decades. “We may have an analyst who’s been following a company for 20 years and has seen management grow,” says Tim. “A newer analyst can learn from such peers, whose views are informed by a relationship with that company.”

Tim recalls that one of the first companies he called on was a rural American telephone company that — because of its small size — wasn’t used to such visits. He met with the treasurer, liked the company and its attractive value, and recommended it. That treasurer became the CEO 15 years later, and the telecommunications company, after many acquisitions, is now one of the largest in the industry.

“Today, we really understand the organization in part because of where this relationship started. And we’ve been able to perpetuate that relationship not only through generations of analysts at Capital, but also through generations of management at that company,” says Tim.

Harold researched a new bank in India when he was a young analyst. The bank had to control risk in a country with significant currency volatility and high government intervention. “I met the management team and they were so sharp and impressive,” says Harold. “I knew they were smarter than many of their competition.” Over the years they’ve grown from a small bank to one of the largest in Asia and still growing. “And we have this knowledge of the company that goes back decades. That knowledge of all the managers is useful in evaluating their performance over time.”

Many investment professionals have had similar experiences, illustrating how the relationships between our investment professionals and company management can build over years.

Not only analyzing, but also investigating

The investment decision goes beyond just talking with the CEO. It’s important to meet junior associates in the company. “It’s part of getting many different data points, and trying to create a mosaic to corroborate a point of view,” says Tim. It’s also important to check with suppliers, buyers and competitors to find out their impressions and gain an objective, well-rounded view.

8	The New Economy Fund

In some countries, new companies will hire promoters to sell their business ideas to investors. “Rather than present the facts and figures of the company and their vision of how they’re building their business, they oversell you with the great features they have and show you press clippings of how many awards they’ve won,” says Harold. This is when the experience of our investment professionals can be crucial in navigating what may sound like a great investment opportunity, but really doesn’t have the fundamental strength to be a long-term benefit to our investors.

Compiling on-the-ground research is not easy, and it requires a lot of effort. “When you’re going to the upper Midwest in the dead of winter because you have a company you really need to see — you do it because it’s important to your thesis,” says Claudia. “The process is time-consuming and expensive, but it’s absolutely crucial to thoroughly evaluate and understand the companies in which we invest.”

Studying the past informs the future

Even though our investment professionals invest for the future, they mine a company’s history to get a sense of where it’s headed. Similarly, a thriving business needs a management team that’s looking beyond the horizon and making judgments on how to position the company, developing plans and executing on them when the time comes. This takes time. “You can’t determine the abilities of management in a week or one visit,” says Tim. “You’ve got to observe and see how they’ve done over time. Do they follow through on their plans? If they tell you about a key priority, do they get it done, or does something always derail them?”

Compiling on-the-ground research is not easy but
it’s absolutely crucial to thoroughly evaluate and
understand the companies in which we invest.

The New Economy Fund	9

Our investment professionals are continually
assessing companies’ long-term prospects.

Companies sometimes have to evolve and adapt their strategies to a changing market climate or competitive environment. “Some of these are fast-moving companies for which product cycles and technology see rapid change. You need someone at the helm who is quick on their feet and on top of things,” says Claudia. “You have to invest for the future, and to do that without knowing who’s piloting the ship is tricky.”

“If things don’t go right at a company and you need to re-evaluate your investment thesis, you may need someone you can talk to as a point of reference,” adds Tim. “If you do not know senior management prior to problems arising, it is hard to fairly assess what is going on.”

Our long-term focus has mutual benefits

Our investment professionals are continually assessing companies’ long-term prospects. That requires an understanding of each management’s strategy. As many investors seem to focus more on the short term, it’s also beneficial for companies to meet our investment professionals and get to know us as long-term shareholders. Our funds have typically held an investment an average of about three years, so companies understand that we’re in it for the long haul. That can convince management to invest time with us and help our understanding of the company’s long-term opportunities.

The short-term focus permeates the business world, however, and there are instances when management has difficulty focusing on years rather than quarters. A number of companies fall into this trap. “Sadly the investment climate has made them that way,” says Claudia. “It takes a

10	The New Economy Fund

Our investment capabilities have a global reach.

28	350	149	42	44
Office	Investment	Equity	Languages	Countries
sites	professionals	analysts	spoken	visited in
				one year

Figures as of December 31, 2014.

strong CEO to resist that pull of trying to address the short term at the expense of the long term.”

“We’re not particularly interested in what’s happening this quarter,” says Tim. “We’re much more interested in the plans they’ve laid out for the next five years. Do they make sense, are they reasonable, and are they being executed on?”

The work continues

There can be many challenges for managers of today’s companies. Whether it’s the CEO of a retailer striving to restore its service culture, or the head of a media company working to improve its communication among senior leaders, the situations are varied. Knowing the leadership and having confidence in their abilities can mean all the difference in a long-term investment.

“There’s nothing better than finding a management team that I have total confidence in,” says Tim. “But it’s rare to find people you’re convinced are exceptional managers.”

That motivates our investment professionals to tirelessly search and evaluate managements. Harold estimates he’s seen 50 or 60 companies in the past month or so in China, Japan, Korea, Taiwan and Singapore. Some of these visits were with new companies, while others were with companies he has known for many years and were for purposes of discussing specific business issues. “My favorite part of the job is getting to talk to management,” says Harold. “I love meeting new entrepreneurs, hearing them describe their business, and getting to know how they want to grow it.” ■

The New Economy Fund	11

Summary investment portfolio November 30, 2015

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	65.84%
Euro zone*	5.21
United Kingdom	4.84
China	4.12
Japan	2.63
Hong Kong	2.13
India	2.07
South Korea	1.22
Philippines	0.78
Other countries	2.02
Short-term securities & other assets less liabilities	9.14
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, France, Germany, Ireland, Italy, the Netherlands, and Spain.

Common stocks 90.55%	Shares	Value (000)
Health care 25.95%
Alexion Pharmaceuticals, Inc.[1]	2,296,694	$409,822
Thermo Fisher Scientific Inc.	2,446,000	338,526
Hologic, Inc.[1]	8,174,450	329,839
Amgen Inc.	1,448,413	233,339
Kite Pharma, Inc.[1,2]	2,797,500	230,430
Gilead Sciences, Inc.	2,042,200	216,391
BioMarin Pharmaceutical Inc.[1]	2,256,000	215,155
Express Scripts Holding Co.[1]	1,945,000	166,259
Stryker Corp.	1,620,750	156,338
Ultragenyx Pharmaceutical Inc.[1]	1,531,849	150,611
NuVasive, Inc.[1,2]	2,854,000	148,808
Myriad Genetics, Inc.[1]	2,966,993	129,064
McKesson Corp.	674,500	127,717
Illumina, Inc.[1]	626,692	115,249
PerkinElmer, Inc.	2,120,000	112,699
UnitedHealth Group Inc.	821,300	92,569
Other securities		910,645
		4,083,461

Information technology 22.46%
Alphabet Inc., Class C1	465,829	345,925
Alphabet Inc., Class A1	290,025	221,245
Baidu, Inc., Class A (ADR)[1]	1,240,000	270,283
Skyworks Solutions, Inc.	3,128,950	259,765
Qorvo, Inc.[1]	3,294,480	191,310
Accenture PLC, Class A	1,638,300	175,659
Tencent Holdings Ltd.[3]	7,245,000	143,848
Trimble Navigation Ltd.[1]	5,432,430	124,403
Intuit Inc.	1,128,200	113,046
AAC Technologies Holdings Inc.[3]	16,066,000	112,646
Texas Instruments Inc.	1,865,000	108,394
Samsung Electronics Co., Ltd.[3]	87,895	97,308
Murata Manufacturing Co., Ltd.[3]	620,000	96,360
Oracle Corp.	2,401,814	93,599
Other securities		1,180,005
		3,533,796

Consumer discretionary 13.85%
Netflix, Inc.[1]	4,431,100	546,488
Amazon.com, Inc.[1]	320,140	212,829
lululemon athletica inc.[1]	3,205,900	153,306
Galaxy Entertainment Group Ltd.[3]	49,690,000	145,663

12	The New Economy Fund

	Shares	Value (000)
Twenty-First Century Fox, Inc., Class A	4,200,000	$123,942
Daily Mail and General Trust PLC, Class A, nonvoting[3]	10,896,701	117,342
Other securities		879,675
		2,179,245

Financials 9.50%
HDFC Bank Ltd.[3]	4,499,000	86,546
HDFC Bank Ltd. (ADR)	1,200,000	69,744
Kotak Mahindra Bank Ltd.[3]	13,574,882	141,800
Wells Fargo & Co.	2,362,300	130,163
Endurance Specialty Holdings Ltd.	1,776,000	117,145
AIA Group Ltd.[3]	17,591,800	105,087
State Street Corp.	1,434,570	104,121
Other securities		739,890
		1,494,496

Industrials 6.65%
CSX Corp.	7,203,322	204,790
Ryanair Holdings PLC (ADR)	1,759,999	135,344
Nielsen Holdings PLC	2,513,100	117,312
Other securities		589,547
		1,046,993

Consumer staples 3.25%
Associated British Foods PLC[3]	1,919,540	102,446
Costco Wholesale Corp.	557,000	89,911
Other securities		319,819
		512,176

Materials 1.20%
Monsanto Co.	969,000	92,210
Other securities		96,032
		188,242

Other 2.96%
Other securities		465,437

Miscellaneous 4.73%
Other common stocks in initial period of acquisition		744,350

Total common stocks (cost: $10,519,168,000)		14,248,196

Convertible stocks 0.30%
Health care 0.30%
Other securities		47,420

Total convertible stocks (cost: $22,686,000)		47,420

Bonds, notes & other debt instruments 0.01%	Principal amount (000)
U.S. Treasury bonds & notes 0.01%
Other securities		1,180

Total bonds, notes & other debt instruments (cost: $1,181,000)		1,180

The New Economy Fund	13

Short-term securities 9.33%	Principal amount (000)	Value (000)
Chevron Corp. 0.15%–0.22% due 1/8/2016–2/19/2016[4]	$141,600	$141,551
Federal Home Loan Bank 0.12%–0.29% due 12/9/2015–4/29/2016	365,200	365,031
Freddie Mac 0.11%–0.22% due 12/9/2015–1/6/2016	170,900	170,877
Wal-Mart Stores, Inc. 0.11%–0.12% due 12/11/2015–12/16/2015[4]	93,300	93,298
Walt Disney Co. 0.12%–0.14% due 12/21/2015–1/5/2016[4]	93,700	93,694
Other securities		604,473

Total short-term securities (cost: $1,468,973,000)		1,468,924
Total investment securities 100.19% (cost: $12,012,008,000)		15,765,720
Other assets less liabilities (0.19%)		(29,913)

Net assets 100.00%		$15,735,807

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. One of these securities (with a value of $47,420,000, a cost of $22,686,000, and which represented 0.30% of the net assets of the fund) was acquired on 6/10/2014 through a private placement transaction exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale.

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended November 30, 2015, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 11/30/2015 (000)
Kite Pharma, Inc.[1]	489,000	2,308,500	—	2,797,500	$—	$230,430
NuVasive, Inc.[1]	3,028,700	—	174,700	2,854,000	—	148,808
Cray Inc.[1]	1,990,000	513,010	—	2,503,010	—	86,779
Mesoblast Ltd.[1,3]	20,210,000	1,690,000	—	21,900,000	—	27,857
Mesoblast Ltd. (ADR)[1]	—	372,800	—	372,800	—	2,282
Transocean Partners LLC	869,565	1,674,578	—	2,544,143	2,467	26,688
Avanti Communications Group PLC[1,3]	6,933,372	1,766,706	11,108	8,688,970	—	26,304
Altisource Asset Management Corp.[1,5]	24,070	89,820	113,890	—	—	—
Intertain Group Ltd., subscription receipts[1,5]	—	2,780,000	2,780,000	—	—	—
Ultragenyx Pharmaceutical Inc.[1,5]	1,790,470	471,179	729,800	1,531,849	—	—
					$2,467	$549,148

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $3,275,902,000, which represented 20.82% of the net assets of the fund. This amount includes $3,000,136,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[4]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $713,532,000, which represented 4.53% of the net assets of the fund.
[5]	Unaffiliated issuer at 11/30/2015.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

14	The New Economy Fund

Financial statements

Statement of assets and liabilities
at November 30, 2015	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $11,512,910)	$15,216,572
Affiliated issuers (cost: $499,098)	549,148	$15,765,720
Cash denominated in currencies other than U.S. dollars (cost: $453)		454
Cash		2,932
Receivables for:
Sales of investments	1,119
Sales of fund’s shares	14,619
Dividends and interest	10,614
Other	438	26,790
		15,795,896
Liabilities:
Payables for:
Purchases of investments	23,892
Repurchases of fund’s shares	21,325
Investment advisory services	4,964
Services provided by related parties	5,689
Trustees’ deferred compensation	2,280
Other	1,939	60,089
Net assets at November 30, 2015		$15,735,807

Net assets consist of:
Capital paid in on shares of beneficial interest		$11,009,981
Undistributed net investment income		37,008
Undistributed net realized gain		936,694
Net unrealized appreciation		3,752,124
Net assets at November 30, 2015		$15,735,807

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (406,116 total shares outstanding)

		Shares		Net asset value
	Net assets	outstanding		per share
Class A	$10,665,657	273,942		$38.93
Class B	21,313	585		36.41
Class C	542,265	15,111		35.89
Class F-1	404,271	10,370		38.99
Class F-2	775,681	19,910		38.96
Class 529-A	430,645	11,158		38.60
Class 529-B	3,241	89		36.41
Class 529-C	119,357	3,284		36.35
Class 529-E	21,951	576		38.09
Class 529-F-1	33,247	861		38.61
Class R-1	57,736	1,567		36.84
Class R-2	186,135	5,026		37.03
Class R-2E	83	2		38.85
Class R-3	327,268	8,580		38.14
Class R-4	397,296	10,291		38.61
Class R-5E	10	—	*	38.93
Class R-5	159,386	4,069		39.17
Class R-6	1,590,265	40,695		39.08

*Amount less than one thousand.

See Notes to Financial Statements

The New Economy Fund	15

Statement of operations
for the year ended November 30, 2015	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $4,282; also includes $2,467 from affiliates)	$160,878
Interest	2,358	$163,236
Fees and expenses*:
Investment advisory services	58,714
Distribution services	36,995
Transfer agent services	17,853
Administrative services	3,446
Reports to shareholders	751
Registration statement and prospectus	737
Trustees’ compensation	478
Auditing and legal	178
Custodian	1,186
Other	597	120,935
Net investment income		42,301

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $65; also includes $30,285 net gain from affiliates)	998,796
Forward currency contracts	2,221
Currency transactions	(3,033)	997,984
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $1,644)	(437,962)
Currency translations	334	(437,629)
Net realized gain and unrealized depreciation		560,355

Net increase in net assets resulting from operations		$602,656

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets
(dollars in thousands)

	Year ended November 30
	2015	2014
Operations:
Net investment income	$42,301	$73,567
Net realized gain	997,984	1,191,499
Net unrealized depreciation	(437,629)	(70,356)
Net increase in net assets resulting from operations	602,656	1,194,710

Dividends and distributions paid to shareholders:
Dividends from net investment income	(72,804)	(44,133)
Distributions from net realized gain on investments	(1,095,957)	(759,678)
Total dividends and distributions paid to shareholders	(1,168,761)	(803,811)

Net capital share transactions	1,672,107	1,801,601

Total increase in net assets	1,106,002	2,192,500

Net assets:
Beginning of year	14,629,805	12,437,305
End of year (including undistributed net investment income: $37,008 and $70,368, respectively)	$15,735,807	$14,629,805

See Notes to Financial Statements

16	The New Economy Fund

Notes to financial statements

1. Organization

The New Economy Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital by investing in securities of companies that can benefit from innovation, exploit new technologies or provide products and services that meet the demands of an evolving global economy. Current income is a secondary consideration.

The fund has 18 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

*Class B and 529-B shares of the fund are not available for purchase.

On November 20, 2015, the fund made an additional retirement plan share class (Class R-5E) available for sale pursuant to an amendment to its registration statement filed with the U.S. Securities and Exchange Commission. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

The New Economy Fund	17

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or

18	The New Economy Fund

business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of November 30, 2015 (dollars in thousands):

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Health care	$3,900,966	$182,495	$—	$4,083,461
Information technology	2,839,502	694,294	—	3,533,796
Consumer discretionary	1,548,911	630,334	—	2,179,245
Financials	871,272	623,224	—	1,494,496
Industrials	781,707	265,286	—	1,046,993
Consumer staples	209,361	302,815	—	512,176
Materials	129,497	58,745	—	188,242
Other	277,076	188,361	—	465,437
Miscellaneous	461,422	282,928	—	744,350
Convertible stocks	—	—	47,420	47,420
Bonds, notes & other debt instruments	—	1,180	—	1,180
Short-term securities	—	1,468,924	—	1,468,924
Total	$11,019,714	$4,698,586	$47,420	$15,765,720

*	Securities with a value of $2,288,925,000, which represented 14.55% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.

The New Economy Fund	19

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations. The fund may be subject to additional risks because it invests in a more limited group of sectors and industries than the broad market.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions, and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

20	The New Economy Fund

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. As of November 30, 2015, the fund did not have any open forward currency contracts. The average month-end notional amount of open forward currency contracts while held was $46,632,000.

The following table presents the financial statement impacts resulting from the fund’s use of forward currency contracts as of, or for the year ended, November 30, 2015 (dollars in thousands):

		Net realized gain		Net unrealized appreciation
Contract	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$2,221	Net unrealized appreciation on forward currency contracts	$—

Collateral — The fund participates in a collateral program due to its use of forward currency contracts. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended November 30, 2015, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2011, by state tax authorities for tax years before 2010 and by tax authorities outside the U.S. for tax years before 2008.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; unrealized appreciation of certain investments in securities outside the U.S.; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended November 30, 2015, the fund reclassified $44,000 from undistributed net investment income to capital paid in on shares of beneficial interest, $2,813,000 from undistributed net investment income to undistributed net realized gain and $63,997,000 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

The New Economy Fund	21

As of November 30, 2015, the tax-basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$62,091
Undistributed long-term capital gains	836,686
Gross unrealized appreciation on investment securities	4,509,953
Gross unrealized depreciation on investment securities	(679,036)
Net unrealized appreciation on investment securities	3,830,917
Cost of investment securities	11,934,803

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended November 30, 2015				Year ended November 30, 2014
Share class	Ordinary income		Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends paid
Class A	$49,171		$743,705	$792,876	$60,202	$511,492	$571,694
Class B	—		2,945	2,945	185	3,217	3,402
Class C	—	[1]	38,028	38,028	1,250	21,730	22,980
Class F-1	1,507		30,588	32,095	3,174	24,471	27,645
Class F-2	4,867		49,207	54,074	3,059	19,384	22,443
Class 529-A	1,701		29,252	30,953	2,089	18,884	20,973
Class 529-B	—		461	461	27	479	506
Class 529-C	—	[1]	8,640	8,640	328	5,704	6,032
Class 529-E	42		1,570	1,612	76	970	1,046
Class 529-F-1	181		2,153	2,334	178	1,297	1,475
Class R-1	—		4,060	4,060	114	1,989	2,103
Class R-2	—		14,434	14,434	590	10,258	10,848
Class R-2E2	—	[1]	1	1	—	—	—
Class R-3	778		25,732	26,510	1,329	15,863	17,192
Class R-4	1,922		27,721	29,643	1,733	14,457	16,190
Class R-5E3	—		—	—	—	—	—
Class R-5	1,071		11,100	12,171	2,167	13,661	15,828
Class R-6	11,564		106,360	117,924	8,954	54,500	63,454
Total	$72,804		$1,095,957	$1,168,761	$85,455	$718,356	$803,811

[1]	Amount less than one thousand.
[2]	Class R-2E shares were offered beginning August 29, 2014.
[3]	Class R-5E shares were offered beginning November 20, 2015.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.580% on the first $500 million of daily net assets and decreasing to 0.345% on such assets in excess of $27 billion. For the year ended November 30, 2015, the investment advisory services fee was $58,714,000, which was equivalent to an annualized rate of 0.387% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay

22	The New Economy Fund

service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of November 30, 2015, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the year ended November 30, 2015, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services		Transfer agent services		Administrative services		529 plan services
Class A	$23,933		$13,586		$1,032		Not applicable
Class B	292		40		Not applicable		Not applicable
Class C	5,039		665		252		Not applicable
Class F-1	1,029		494		206		Not applicable
Class F-2	Not applicable		737		346		Not applicable
Class 529-A	838		466		206		$365
Class 529-B	45		6		2		4
Class 529-C	1,138		137		57		101
Class 529-E	106		14		11		19
Class 529-F-1	—		35		16		28
Class R-1	559		60		28		Not applicable
Class R-2	1,383		642		93		Not applicable
Class R-2E	—	*	—	*	—	*	Not applicable
Class R-3	1,684		521		169		Not applicable
Class R-4	949		376		190		Not applicable
Class R-5E†	Not applicable		—	*	—	*	Not applicable
Class R-5	Not applicable		65		77		Not applicable
Class R-6	Not applicable		9		761		Not applicable
Total class-specific expenses	$36,995		$17,853		$3,446		$517

*	Amount less than one thousand.
†	Class R-5E shares were offered beginning November 20, 2015.

The New Economy Fund	23

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $478,000 in the fund’s statement of operations includes $400,000 in current fees (either paid in cash or deferred) and a net increase of $78,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]			Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares		Amount	Shares	Amount	Shares	Amount	Shares

Year ended November 30, 2015

Class A	$1,471,698	38,085		$776,272	20,913	$(1,193,452)	(31,054)	$1,054,518	27,944
Class B	2,016	55		2,925	84	(20,313)	(561)	(15,372)	(422)
Class C	150,578	4,215		37,629	1,092	(99,109)	(2,783)	89,098	2,524
Class F-1	157,237	4,041		31,758	854	(179,846)	(4,675)	9,149	220
Class F-2	311,479	8,037		51,302	1,384	(222,455)	(5,817)	140,326	3,604
Class 529-A	71,494	1,870		30,935	840	(45,832)	(1,197)	56,597	1,513
Class 529-B	258	7		461	13	(3,376)	(93)	(2,657)	(73)
Class 529-C	21,604	598		8,638	247	(15,405)	(424)	14,837	421
Class 529-E	3,277	87		1,613	44	(2,970)	(79)	1,920	52
Class 529-F-1	8,688	227		2,334	63	(4,919)	(129)	6,103	161
Class R-1	16,616	454		4,059	115	(12,364)	(340)	8,311	229
Class R-2	54,497	1,481		14,428	406	(59,941)	(1,634)	8,984	253
Class R-2E	71	2		—	—	—	—	71	2
Class R-3	101,953	2,674		26,496	726	(114,947)	(3,049)	13,502	351
Class R-4	113,266	2,977		29,643	805	(99,890)	(2,626)	43,019	1,156
Class R-5E2	10	—	[3]	—	—	—	—	10	— [3]
Class R-5	50,299	1,307		12,146	326	(49,485)	(1,282)	12,960	351
Class R-6	390,912	10,170		117,923	3,174	(278,104)	(7,530)	230,731	5,814
Total net increase (decrease)	$2,925,953	76,287		$1,148,562	31,086	$(2,402,408)	(63,273)	$1,672,107	44,100

24	The New Economy Fund

	Sales[1]			Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares		Amount	Shares	Amount	Shares	Amount	Shares

Year ended November 30, 2014

Class A	$1,488,193	38,182		$559,594	14,699	$(1,249,388)	(32,066)	$798,399	20,815
Class B	4,235	115		3,381	93	(24,037)	(653)	(16,421)	(445)
Class C	182,875	5,021		22,776	638	(90,838)	(2,497)	114,813	3,162
Class F-1	251,102	6,449		27,487	721	(295,000)	(7,550)	(16,411)	(380)
Class F-2	490,472	12,528		21,174	556	(198,265)	(5,093)	313,381	7,991
Class 529-A	71,568	1,851		20,968	555	(39,830)	(1,025)	52,706	1,381
Class 529-B	781	21		507	14	(3,288)	(89)	(2,000)	(54)
Class 529-C	21,406	580		6,032	167	(14,015)	(379)	13,423	368
Class 529-E	4,147	109		1,046	28	(1,546)	(40)	3,647	97
Class 529-F-1	8,431	217		1,475	39	(4,592)	(117)	5,314	139
Class R-1	24,173	644		2,103	58	(8,935)	(239)	17,341	463
Class R-2	55,101	1,467		10,844	295	(57,346)	(1,529)	8,599	233
Class R-2E4	10	—	[3]	—	—	—	—	10	— [3]
Class R-3	146,246	3,797		17,185	458	(105,734)	(2,757)	57,697	1,498
Class R-4	193,203	5,002		16,184	428	(105,096)	(2,708)	104,291	2,722
Class R-5	75,422	1,932		15,795	414	(172,606)	(4,475)	(81,389)	(2,129)
Class R-6	502,405	12,927		63,334	1,663	(137,538)	(3,506)	428,201	11,084
Total net increase (decrease)	$3,519,770	90,842		$789,885	20,826	$(2,508,054)	(64,723)	$1,801,601	46,945

[1]	Includes exchanges between share classes of the fund.
[2]	Class R-5E shares were offered beginning November 20, 2015.
[3]	Amount less than one thousand.
[4]	Class R-2E shares were offered beginning August 29, 2014.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $4,991,984,000 and $4,659,058,000, respectively, during the year ended November 30, 2015.

The New Economy Fund	25

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets[2]
Class A:
Year ended 11/30/2015	$40.58	$.11	$1.47	$1.58	$(.20)	$(3.03)	$(3.23)	$38.93	4.27%	$10,666	.78%	.29%
Year ended 11/30/2014	39.61	.22	3.28	3.50	(.14)	(2.39)	(2.53)	40.58	9.25	9,984	.79	.56
Year ended 11/30/2013	28.83	.17	11.67	11.84	(.18)	(.88)	(1.06)	39.61	42.52	8,920	.83	.50
Year ended 11/30/2012	24.14	.16	4.65	4.81	(.12)	—	(.12)	28.83	20.02	5,919	.87	.59
Year ended 11/30/2011	24.22	.11	(.02)	.09	(.17)	—	(.17)	24.14	.31	5,298	.85	.45
Class B:
Year ended 11/30/2015	38.23	(.17)	1.38	1.21	—	(3.03)	(3.03)	36.41	3.48	21	1.54	(.46)
Year ended 11/30/2014	37.59	(.07)	3.10	3.03	—	(2.39)	(2.39)	38.23	8.43	39	1.55	(.18)
Year ended 11/30/2013	27.45	(.08)	11.10	11.02	—	(.88)	(.88)	37.59	41.39	55	1.60	(.24)
Year ended 11/30/2012	23.04	(.05)	4.46	4.41	—	—	—	27.45	19.09	50	1.63	(.19)
Year ended 11/30/2011	23.14	(.08)	(.02)	(.10)	—	—	—	23.04	(.39)	62	1.62	(.34)
Class C:
Year ended 11/30/2015	37.74	(.18)	1.36	1.18	—	(3.03)	(3.03)	35.89	3.44	542	1.59	(.51)
Year ended 11/30/2014	37.16	(.10)	3.07	2.97	—	(2.39)	(2.39)	37.74	8.37	475	1.60	(.26)
Year ended 11/30/2013	27.15	(.10)	10.99	10.89	—	(.88)	(.88)	37.16	41.37	350	1.63	(.32)
Year ended 11/30/2012	22.80	(.05)	4.40	4.35	—	—	—	27.15	19.08	186	1.67	(.22)
Year ended 11/30/2011	22.90	(.08)	(.02)	(.10)	—	—	—	22.80	(.47)	172	1.63	(.33)
Class F-1:
Year ended 11/30/2015	40.60	.10	1.47	1.57	(.15)	(3.03)	(3.18)	38.99	4.23	404	.83	.25
Year ended 11/30/2014	39.67	.21	3.27	3.48	(.16)	(2.39)	(2.55)	40.60	9.20	412	.84	.54
Year ended 11/30/2013	28.87	.14	11.70	11.84	(.16)	(.88)	(1.04)	39.67	42.46	418	.86	.43
Year ended 11/30/2012	24.16	.16	4.66	4.82	(.11)	—	(.11)	28.87	20.03	143	.86	.61
Year ended 11/30/2011	24.23	.11	(.01)	.10	(.17)	—	(.17)	24.16	.33	143	.85	.44
Class F-2:
Year ended 11/30/2015	40.63	.19	1.47	1.66	(.30)	(3.03)	(3.33)	38.96	4.49	776	.57	.50
Year ended 11/30/2014	39.65	.29	3.31	3.60	(.23)	(2.39)	(2.62)	40.63	9.52	662	.57	.73
Year ended 11/30/2013	28.88	.24	11.68	11.92	(.27)	(.88)	(1.15)	39.65	42.88	330	.57	.70
Year ended 11/30/2012	24.19	.23	4.65	4.88	(.19)	—	(.19)	28.88	20.35	106	.59	.87
Year ended 11/30/2011	24.27	.18	(.02)	.16	(.24)	—	(.24)	24.19	.58	72	.59	.72
Class 529-A:
Year ended 11/30/2015	40.27	.08	1.46	1.54	(.18)	(3.03)	(3.21)	38.60	4.19	431	.86	.21
Year ended 11/30/2014	39.33	.18	3.27	3.45	(.12)	(2.39)	(2.51)	40.27	9.19	388	.87	.47
Year ended 11/30/2013	28.65	.14	11.58	11.72	(.16)	(.88)	(1.04)	39.33	42.38	325	.91	.42
Year ended 11/30/2012	24.00	.14	4.63	4.77	(.12)	—	(.12)	28.65	19.92	197	.93	.53
Year ended 11/30/2011	24.10	.10	(.02)	.08	(.18)	—	(.18)	24.00	.32	156	.90	.40
Class 529-B:
Year ended 11/30/2015	38.27	(.21)	1.38	1.17	—	(3.03)	(3.03)	36.41	3.36	3	1.66	(.57)
Year ended 11/30/2014	37.68	(.11)	3.09	2.98	—	(2.39)	(2.39)	38.27	8.27	6	1.67	(.30)
Year ended 11/30/2013	27.54	(.11)	11.13	11.02	—	(.88)	(.88)	37.68	41.26	8	1.72	(.36)
Year ended 11/30/2012	23.15	(.08)	4.47	4.39	—	—	—	27.54	18.96	8	1.75	(.31)
Year ended 11/30/2011	23.27	(.11)	(.01)	(.12)	—	—	—	23.15	(.52)	10	1.72	(.43)

26	The New Economy Fund

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets[2]
Class 529-C:
Year ended 11/30/2015	$38.21	$(.21)	$1.38	$1.17	$—	$(3.03)	$(3.03)	$36.35	3.37%	$120		1.66%		(.59)%
Year ended 11/30/2014	37.62	(.12)	3.10	2.98	—	(2.39)	(2.39)	38.21	8.29	109		1.67		(.33)
Year ended 11/30/2013	27.49	(.12)	11.13	11.01	—	(.88)	(.88)	37.62	41.30	94		1.71		(.38)
Year ended 11/30/2012	23.11	(.07)	4.45	4.38	—	—	—	27.49	18.95	60		1.74		(.28)
Year ended 11/30/2011	23.24	(.10)	(.02)	(.12)	(.01)	—	(.01)	23.11	(.53)	49		1.71		(.41)
Class 529-E:
Year ended 11/30/2015	39.78	(.01)	1.43	1.42	(.08)	(3.03)	(3.11)	38.09	3.92	22		1.11		(.04)
Year ended 11/30/2014	38.91	.08	3.23	3.31	(.05)	(2.39)	(2.44)	39.78	8.89	21		1.12		.21
Year ended 11/30/2013	28.35	.05	11.48	11.53	(.09)	(.88)	(.97)	38.91	42.04	17		1.16		.16
Year ended 11/30/2012	23.75	.07	4.57	4.64	(.04)	—	(.04)	28.35	19.59	10		1.20		.26
Year ended 11/30/2011	23.85	.03	(.01)	.02	(.12)	—	(.12)	23.75	— [4]	8		1.19		.11
Class 529-F-1:
Year ended 11/30/2015	40.28	.16	1.45	1.61	(.25)	(3.03)	(3.28)	38.61	4.37	33		.66		.41
Year ended 11/30/2014	39.33	.26	3.26	3.52	(.18)	(2.39)	(2.57)	40.28	9.39	28		.67		.68
Year ended 11/30/2013	28.65	.21	11.58	11.79	(.23)	(.88)	(1.11)	39.33	42.69	22		.71		.62
Year ended 11/30/2012	24.01	.19	4.62	4.81	(.17)	—	(.17)	28.65	20.17	13		.74		.73
Year ended 11/30/2011	24.09	.16	(.03)	.13	(.21)	—	(.21)	24.01	.47	10		.70		.62
Class R-1:
Year ended 11/30/2015	38.66	(.18)	1.39	1.21	—	(3.03)	(3.03)	36.84	3.44	58		1.56		(.49)
Year ended 11/30/2014	37.99	(.09)	3.15	3.06	—	(2.39)	(2.39)	38.66	8.43	52		1.56		(.25)
Year ended 11/30/2013	27.72	(.08)	11.23	11.15	—	(.88)	(.88)	37.99	41.46	33		1.59		(.25)
Year ended 11/30/2012	23.27	(.04)	4.49	4.45	—	—	—	27.72	19.12	23		1.61		(.15)
Year ended 11/30/2011	23.39	(.08)	(.01)	(.09)	(.03)	—	(.03)	23.27	(.41)	23		1.61		(.32)
Class R-2:
Year ended 11/30/2015	38.84	(.17)	1.39	1.22	—	(3.03)	(3.03)	37.03	3.45	186		1.55		(.47)
Year ended 11/30/2014	38.16	(.08)	3.15	3.07	—	(2.39)	(2.39)	38.84	8.41	185		1.57		(.22)
Year ended 11/30/2013	27.84	(.07)	11.27	11.20	—	(.88)	(.88)	38.16	41.47	173		1.57		(.23)
Year ended 11/30/2012	23.37	(.05)	4.52	4.47	—	—	—	27.84	19.13	124		1.63		(.17)
Year ended 11/30/2011	23.47	(.08)	(.02)	(.10)	—	—	—	23.37	(.43)	112		1.63		(.33)
Class R-2E:
Year ended 11/30/2015	40.60	.06	1.54	1.60	(.32)	(3.03)	(3.35)	38.85	4.33 [5]	—	[6]	.84	[5]	.16 [5]
Period from 8/29/2014 to 11/30/2014[7,8]	40.22	.01	.37	.38	—	—	—	40.60	.94 [9,10]	—	[6]	.17	[9,10]	.03 [9,10]
Class R-3:
Year ended 11/30/2015	39.84	(.01)	1.43	1.42	(.09)	(3.03)	(3.12)	38.14	3.91	327		1.11		(.04)
Year ended 11/30/2014	38.98	.08	3.23	3.31	(.06)	(2.39)	(2.45)	39.84	8.88	328		1.13		.21
Year ended 11/30/2013	28.38	.06	11.50	11.56	(.08)	(.88)	(.96)	38.98	42.09	262		1.15		.19
Year ended 11/30/2012	23.77	.07	4.58	4.65	(.04)	—	(.04)	28.38	19.62	168		1.18		.28
Year ended 11/30/2011	23.87	.03	(.02)	.01	(.11)	—	(.11)	23.77	.04	150		1.17		.13

See page 28 for footnotes.

The New Economy Fund	27

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)[2]		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets[2]
Class R-4:
Year ended 11/30/2015	$40.29	$.10		$1.46	$1.56	$(.21)	$(3.03)	$(3.24)	$38.61	4.25%		$397		.81%		.27%
Year ended 11/30/2014	39.36	.20		3.26	3.46	(.14)	(2.39)	(2.53)	40.29	9.22		368		.81		.52
Year ended 11/30/2013	28.67	.16		11.60	11.76	(.19)	(.88)	(1.07)	39.36	42.52		252		.83		.49
Year ended 11/30/2012	24.01	.16		4.63	4.79	(.13)	—	(.13)	28.67	20.06		150		.85		.61
Year ended 11/30/2011	24.11	.12		(.03)	.09	(.19)	—	(.19)	24.01	.35		132		.85		.45
Class R-5E:
Period from 11/20/2015 to 11/30/2015[7,11]	38.84	—	[12]	.09	.09	—	—	—	38.93	.23	[9]	—	[6]	.02	[9]	—	[4,9]
Class R-5:
Year ended 11/30/2015	40.80	.22		1.47	1.69	(.29)	(3.03)	(3.32)	39.17	4.55		160		.50		.57
Year ended 11/30/2014	39.80	.35		3.27	3.62	(.23)	(2.39)	(2.62)	40.80	9.54		152		.52		.88
Year ended 11/30/2013	28.98	.26		11.71	11.97	(.27)	(.88)	(1.15)	39.80	42.93		233		.53		.79
Year ended 11/30/2012	24.26	.25		4.67	4.92	(.20)	—	(.20)	28.98	20.45		131		.54		.92
Year ended 11/30/2011	24.34	.19		(.03)	.16	(.24)	—	(.24)	24.26	.64		111		.54		.76
Class R-6:
Year ended 11/30/2015	40.73	.24		1.47	1.71	(.33)	(3.03)	(3.36)	39.08	4.61		1,590		.46		.62
Year ended 11/30/2014	39.73	.34		3.29	3.63	(.24)	(2.39)	(2.63)	40.73	9.60		1,421		.46		.86
Year ended 11/30/2013	28.93	.28		11.69	11.97	(.29)	(.88)	(1.17)	39.73	43.02		945		.48		.84
Year ended 11/30/2012	24.23	.26		4.66	4.92	(.22)	—	(.22)	28.93	20.48		512		.49		.97
Year ended 11/30/2011	24.31	.21		(.03)	.18	(.26)	—	(.26)	24.23	.70		340		.49		.81

	Year ended November 30
	2015	2014	2013	2012	2011
Portfolio turnover rate for all share classes	34%	27%	29%	37%	45%

[1]	Based on average shares outstanding.
[2]	For the year ended November 30, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.09 and .22 percentage points, respectively. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	Amount less than .01%.
[5]	Although the fund has a plan of distribution for Class R-2E shares, fees for distribution services are not paid by the fund on accounts for which a broker-dealer (or other financial intermediary) has not been assigned, including amounts invested in the fund by CRMC and/or its affiliates. If fees for distribution services were charged on these assets, fund expenses would be higher and net income and total return would be lower.
[6]	Amount less than $1 million.
[7]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[8]	Class R-2E shares were offered beginning August 29, 2014.
[9]	Not annualized.
[10]	This class consisted solely of seed capital invested by CRMC; therefore, certain fees were not accrued.
[11]	Class R-5E shares were offered beginning November 20, 2015.
[12]	Amount less than $.01.

See Notes to Financial Statements

28	The New Economy Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of The New Economy Fund

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The New Economy Fund (the “Fund”) at November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP

Los Angeles, California

January 14, 2016

The New Economy Fund	29

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (June 1, 2015, through November 30, 2015).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

30	The New Economy Fund

	Beginning	Ending
	account value	account value	Expenses paid	Annualized
	6/1/2015	11/30/2015	during period*	expense ratio
Class A - actual return	$1,000.00	$972.28	$3.91	.79%
Class A - assumed 5% return	1,000.00	1,021.11	4.00	.79
Class B - actual return	1,000.00	968.87	7.60	1.54
Class B - assumed 5% return	1,000.00	1,017.35	7.79	1.54
Class C - actual return	1,000.00	968.71	7.85	1.59
Class C - assumed 5% return	1,000.00	1,017.10	8.04	1.59
Class F-1 - actual return	1,000.00	972.33	4.10	.83
Class F-1 - assumed 5% return	1,000.00	1,020.91	4.20	.83
Class F-2 - actual return	1,000.00	973.53	2.77	.56
Class F-2 - assumed 5% return	1,000.00	1,022.26	2.84	.56
Class 529-A - actual return	1,000.00	972.30	4.30	.87
Class 529-A - assumed 5% return	1,000.00	1,020.71	4.41	.87
Class 529-B - actual return	1,000.00	968.36	8.19	1.66
Class 529-B - assumed 5% return	1,000.00	1,016.75	8.39	1.66
Class 529-C - actual return	1,000.00	968.29	8.24	1.67
Class 529-C - assumed 5% return	1,000.00	1,016.70	8.44	1.67
Class 529-E - actual return	1,000.00	970.95	5.48	1.11
Class 529-E - assumed 5% return	1,000.00	1,019.50	5.62	1.11
Class 529-F-1 - actual return	1,000.00	973.03	3.31	.67
Class 529-F-1 - assumed 5% return	1,000.00	1,021.71	3.40	.67
Class R-1 - actual return	1,000.00	968.71	7.70	1.56
Class R-1 - assumed 5% return	1,000.00	1,017.25	7.89	1.56
Class R-2 - actual return	1,000.00	968.59	7.70	1.56
Class R-2 - assumed 5% return	1,000.00	1,017.25	7.89	1.56
Class R-2E - actual return	1,000.00	972.45	4.70	.95
Class R-2E - assumed 5% return	1,000.00	1,020.31	4.81	.95
Class R-3 - actual return	1,000.00	970.74	5.48	1.11
Class R-3 - assumed 5% return	1,000.00	1,019.50	5.62	1.11
Class R-4 - actual return	1,000.00	972.32	3.96	.80
Class R-4 - assumed 5% return	1,000.00	1,021.06	4.05	.80
Class R-5E - actual return†	1,000.00	1,002.33	.18	.64
Class R-5E - assumed 5% return†	1,000.00	1,021.86	3.24	.64
Class R-5 - actual return	1,000.00	973.88	2.47	.50
Class R-5 - assumed 5% return	1,000.00	1,022.56	2.54	.50
Class R-6 - actual return	1,000.00	974.07	2.28	.46
Class R-6 - assumed 5% return	1,000.00	1,022.76	2.33	.46

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
†	The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the initial sale of the share class on November 20, 2015. The “assumed 5% return” line is based on 183 days.

The New Economy Fund	31

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended November 30, 2015:

Long-term capital gains	$1,159,954,000
Qualified dividend income	100%
Corporate dividends received deduction	$51,004,000
U.S. government income that may be exempt from state taxation	$193,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2016, to determine the calendar year amounts to be included on their 2015 tax returns. Shareholders should consult their tax advisors.

32	The New Economy Fund

Approval of Investment Advisory and Service Agreement

The New Economy Fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through October 31, 2016. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term growth of capital with current income a secondary consideration. They compared the fund’s investment results with those of other funds (including funds that form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through March 31, 2015. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the S&P 500 Index, the Global Service and Information Industries Index, the Lipper Growth Funds Index and the MSCI All Country World Index. They noted that the investment results of the fund generally compared favorably to those of these indexes for the lifetime, 20-year, 10-year and five-year periods. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the Lipper Growth Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

The New Economy Fund	33

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the fund. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

34	The New Economy Fund

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Joseph C. Berenato, 1946	2000	Former Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)	15	Ducommun Incorporated
Robert J. Denison, 1941	2010	Chair, First Security Management (private investment)	6	None
Mary Anne Dolan, 1947	2008	Founder and President, MAD Ink (communications company)	10	None
R. Clark Hooper, 1946	2006	Private investor	79	The Swiss Helvetia Fund, Inc.
Merit E. Janow, 1958 Chairman of the Board (Independent and Non-Executive)	2010	Dean and Professor, Columbia University, School of International and Public Affairs	78	MasterCard Incorporated; The NASDAQ Stock Market LLC; Trimble Navigation Limited
Leonade D. Jones, 1947	1995	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
Stefanie Powers, 1942	2010	Actor, producer, author, entrepreneur; Co-founder and President of The William Holden Wildlife Foundation; conservation consultant to Land Rover and Jaguar North America; founder of The Jaguar Conservation Trust	3	None
Christopher E. Stone, 1956	2007	President, Open Society Foundations; former Professor of the Practice of Criminal Justice, John F. Kennedy School of Government, Harvard University	6	None
Steadman Upham, PhD, 1949	2010	President and University Professor, The University of Tulsa	78	None

Koichi Itoh retired from the fund on December 31, 2015. The trustees thank Mr. Itoh for his wise counsel and dedication to the fund.

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Timothy D. Armour, 1960 Vice Chairman of the Board	1991	Chairman of the Board, Capital Research and Management Company; Partner — Capital Research Global Investors, Capital Research and Management Company; Chairman of the Board, The Capital Group Companies, Inc.[6]	1	None
Claudia P. Huntington, 1952 President	1996	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	2	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 36 for footnotes.

The New Economy Fund	35

Other officers5

	Year first
	elected
Name, year of birth and	an officer	Principal occupation(s) during past five years and positions held with affiliated entities
position with fund	of the fund[2]	or the principal underwriter of the fund
Donald H. Rolfe, 1972 Executive Vice President	2010	Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
Mark E. Denning, 1957 Senior Vice President	2006	Director, Capital Research and Management Company; Partner — Capital Research Global Investors, Capital Research Company;[6] Partner — Capital Research Global Investors, Capital International, Inc.[6]
Harold H. La, 1970 Senior Vice President	2006	Partner — Capital Research Global Investors, Capital International, Inc.[6]
Lawrence R. Solomon, 1962 Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company; Chairman of the Board and President, Capital Management Services, Inc.[6]
Michael W. Stockton, 1967 Secretary	2013	Vice President — Fund Business Management Group, Capital Research and Management Company
Neal F. Wellons, 1971 Treasurer	2008	Vice President — Investment Operations, Capital Research and Management Company
Jennifer L. Butler, 1966 Assistant Secretary	2013	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Jeffrey P. Regal, 1971 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of his or her affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the directors/trustees and/or officers listed, with the exception of Harold H. La, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

36	The New Economy Fund

Offices of the fund and of the investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Counsel

O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete November 30, 2015, portfolio of The New Economy Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The New Economy Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of The New Economy Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2016, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 54% of 10-year periods and 57% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2014.
[2]	Based on Class A share results for rolling periods through December 31, 2014. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except SMALLCAP World Fund, for which the Lipper average was used).
[3]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2014, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Leonade D. Jones, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2014	$122,000
2015	$108,000

b) Audit-Related Fees:
2014	None
2015	None

c) Tax Fees:
2014	$8,000
2015	$9,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2014	None
2016	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2014	None
2015	None

c) Tax Fees:
2014	$44,000
2015	$29,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2014	None
2015	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $52,000 for fiscal year 2014 and $59,000 for fiscal year 2015. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The New Economy Fund®
Investment portfolio
November 30, 2015
Common stocks 90.55% Health care 25.95%	Shares	Value (000)
Alexion Pharmaceuticals, Inc.[1]	2,296,694	$409,822
Thermo Fisher Scientific Inc.	2,446,000	338,526
Hologic, Inc.[1]	8,174,450	329,839
Amgen Inc.	1,448,413	233,339
Kite Pharma, Inc.[1,2]	2,797,500	230,430
Gilead Sciences, Inc.	2,042,200	216,391
BioMarin Pharmaceutical Inc.[1]	2,256,000	215,155
Express Scripts Holding Co.[1]	1,945,000	166,259
Stryker Corp.	1,620,750	156,338
Ultragenyx Pharmaceutical Inc.[1]	1,531,849	150,611
NuVasive, Inc.[1,2]	2,854,000	148,808
Grifols, SA, Class B (ADR)	1,379,126	47,925
Grifols, SA, Class A, non-registered shares[3]	1,000,000	47,346
Grifols, SA, Class B, preferred nonvoting, non-registered shares[3]	1,318,175	45,788
Myriad Genetics, Inc.[1]	2,966,993	129,064
McKesson Corp.	674,500	127,717
Illumina, Inc.[1]	626,692	115,249
PerkinElmer, Inc.	2,120,000	112,699
UnitedHealth Group Inc.	821,300	92,569
bluebird bio, Inc.[1]	929,612	82,503
GW Pharmaceuticals PLC (ADR)[1]	835,124	72,397
Medtronic PLC	948,000	71,422
Endo International PLC[1]	1,160,100	71,323
St. Jude Medical, Inc.	1,087,700	68,634
Insulet Corp.[1]	1,413,400	51,716
Envision Healthcare Holdings, Inc.[1]	1,877,614	51,634
Team Health Holdings, Inc.[1]	852,820	47,024
Boston Scientific Corp.[1]	2,551,292	46,638
Humana Inc.	204,533	34,496
QIAGEN NV1,3	1,290,814	34,241
Aetna Inc.	300,000	30,825
Mesoblast Ltd.[1,2,3]	21,900,000	27,857
Mesoblast Ltd. (ADR)[1,2]	372,800	2,282
UCB SA3	306,000	27,264
Edwards Lifesciences Corp.[1]	133,100	21,695
athenahealth, Inc.[1]	114,275	19,170
EXACT Sciences Corp.[1]	733,744	6,670
Puma Biotechnology, Inc.[1]	23,840	1,795
		4,083,461
Information technology 22.46%
Alphabet Inc., Class C1	465,829	345,925
Alphabet Inc., Class A1	290,025	221,245
Baidu, Inc., Class A (ADR)[1]	1,240,000	270,283
Skyworks Solutions, Inc.	3,128,950	259,765
Qorvo, Inc.[1]	3,294,480	191,310
Accenture PLC, Class A	1,638,300	175,659
The New Economy Fund — Page 1 of 6

Common stocks Information technology (continued)	Shares	Value (000)
Tencent Holdings Ltd.[3]	7,245,000	$143,848
Trimble Navigation Ltd.[1]	5,432,430	124,403
Intuit Inc.	1,128,200	113,046
AAC Technologies Holdings Inc.[3]	16,066,000	112,646
Texas Instruments Inc.	1,865,000	108,394
Samsung Electronics Co., Ltd.[3]	87,895	97,308
Murata Manufacturing Co., Ltd.[3]	620,000	96,360
Oracle Corp.	2,401,814	93,599
YY Inc., Class A (ADR)[1]	1,445,600	87,574
Cray Inc.[1,2]	2,503,010	86,779
Topcon Corp.[3]	4,597,000	80,717
Intel Corp.	2,150,000	74,755
Nintendo Co., Ltd.[3]	463,000	71,177
Zebra Technologies Corp., Class A1	837,643	67,179
Alibaba Group Holding Ltd. (ADR)[1]	783,500	65,877
Western Union Co.	3,435,000	64,784
FleetCor Technologies, Inc.[1]	416,000	63,943
Motorola Solutions, Inc.	888,625	63,786
Autodesk, Inc.[1]	1,000,000	63,470
Avago Technologies Ltd.	447,100	58,324
Seagate Technology	1,309,397	47,060
Inphi Corp.[1]	1,316,735	42,333
salesforce.com, inc.[1]	330,000	26,298
Gemalto NV3	411,466	25,969
Cognizant Technology Solutions Corp., Class A1	400,000	25,832
ASML Holding NV3	272,340	25,139
Moneysupermarket.com Group PLC[3]	4,860,000	23,849
Finisar Corp.[1]	1,861,901	22,473
Viavi Solutions Inc.[1]	3,288,000	20,912
Delta Electronics, Inc.[3]	3,584,000	17,281
Amphenol Corp., Class A	310,000	17,066
Lumentum Holdings Inc.[1]	828,700	16,574
National Instruments Corp.	361,000	11,335
VMware, Inc., Class A1	155,000	9,519
		3,533,796
Consumer discretionary 13.85%
Netflix, Inc.[1]	4,431,100	546,488
Amazon.com, Inc.[1]	320,140	212,829
lululemon athletica inc.[1]	3,205,900	153,306
Galaxy Entertainment Group Ltd.[3]	49,690,000	145,663
Twenty-First Century Fox, Inc., Class A	4,200,000	123,942
Daily Mail and General Trust PLC, Class A, nonvoting[3]	10,896,701	117,342
Kering SA3	447,000	77,030
William Hill PLC[3]	13,600,000	73,247
Lions Gate Entertainment Corp.	2,105,000	71,444
Ralph Lauren Corp., Class A	550,000	68,315
JCDecaux SA3	1,500,000	55,574
Kingfisher PLC[3]	10,436,100	55,547
Priceline Group Inc.[1]	41,395	51,696
Graham Holdings Co., Class B	93,164	50,425
Time Warner Inc.	700,000	48,986
Domino’s Pizza, Inc.	427,100	45,900
Melco Crown Entertainment Ltd. (ADR)	2,448,900	39,795
Lands’ End, Inc.[1]	1,500,000	36,060
The New Economy Fund — Page 2 of 6

Common stocks Consumer discretionary (continued)	Shares	Value (000)
Home Depot, Inc.	251,000	$33,604
Thomas Cook Group PLC[1,3]	18,627,806	33,593
Zee Entertainment Enterprises Ltd.[3]	4,704,032	28,776
Sands China Ltd.[3]	7,780,000	26,199
NIKE, Inc., Class B	173,200	22,911
Eros International PLC, Class A1	2,078,778	20,206
MGM China Holdings Ltd.[3]	13,232,000	17,363
B2W - Cia. Digital, ordinary nominative[1]	3,176,600	12,118
Tuesday Morning Corp.[1]	1,629,697	10,886
		2,179,245
Financials 9.50%
HDFC Bank Ltd.[3]	4,499,000	86,546
HDFC Bank Ltd. (ADR)	1,200,000	69,744
Kotak Mahindra Bank Ltd.[3]	13,574,882	141,800
Wells Fargo & Co.	2,362,300	130,163
Endurance Specialty Holdings Ltd.	1,776,000	117,145
AIA Group Ltd.[3]	17,591,800	105,087
State Street Corp.	1,434,570	104,121
American International Group, Inc.	1,300,000	82,654
SVB Financial Group[1]	552,100	73,142
Progressive Corp.	2,000,000	61,640
EXOR SpA[3]	1,316,000	58,924
East West Bancorp, Inc.	1,300,000	56,394
JPMorgan Chase & Co.	800,000	53,344
Crown Castle International Corp.	620,000	53,264
Banco Santander, SA3	9,570,574	52,204
Metropolitan Bank & Trust Co.[3]	26,500,000	45,238
Agricultural Bank of China Ltd., Class H3	97,780,000	37,389
Fifth Third Bancorp	1,800,000	37,206
Aberdeen Asset Management PLC[3]	7,370,000	35,453
Chongqing Rural Commercial Bank Co., Ltd., Class H3	55,320,000	32,533
Altisource Residential Corp.	2,451,299	32,455
Siam Commercial Bank PCL[3]	7,152,100	26,165
China Construction Bank Corp., Class H3	2,748,050	1,885
		1,494,496
Industrials 6.65%
CSX Corp.	7,203,322	204,790
Ryanair Holdings PLC (ADR)	1,759,999	135,344
Nielsen Holdings PLC	2,513,100	117,312
Sensata Technologies Holding NV1	1,862,300	85,312
AKR Corporindo Tbk PT3	173,899,680	76,580
Union Pacific Corp.	875,954	73,536
Deutsche Post AG3	2,200,000	64,313
CAE Inc.	5,000,000	56,760
Norfolk Southern Corp.	578,183	54,962
JG Summit Holdings, Inc.[3]	34,268,800	51,398
Verisk Analytics, Inc., Class A1	495,000	37,100
Babcock International Group PLC[3]	2,076,923	33,502
Alliance Global Group, Inc.[3]	66,610,000	24,993
J.B. Hunt Transport Services, Inc.	188,000	14,709
The New Economy Fund — Page 3 of 6

Common stocks Industrials (continued)	Shares	Value (000)
AirAsia Bhd.[3]	45,583,400	$14,500
Mills Estruturas e Serviços de Engenharia SA, ordinary nominative[1]	2,141,100	1,882
		1,046,993
Consumer staples 3.25%
Associated British Foods PLC[3]	1,919,540	102,446
Costco Wholesale Corp.	557,000	89,911
Tesco PLC[1,3]	27,620,000	69,552
AMOREPACIFIC Corp.[3]	193,200	67,345
Glanbia PLC[3]	3,460,000	63,472
Walgreens Boots Alliance, Inc.	700,000	58,821
Sprouts Farmers Market, Inc.[1]	1,617,569	39,032
Herbalife Ltd.[1]	374,100	21,597
		512,176
Telecommunication services 1.75%
AT&T Inc.	2,237,088	75,323
SoftBank Group Corp.[3]	1,388,000	73,772
Verizon Communications Inc.	1,091,000	49,586
MTN Group Ltd.[3]	4,000,000	40,144
Avanti Communications Group PLC[1,2,3]	8,688,970	26,304
CenturyLink, Inc.	405,000	10,907
		276,036
Materials 1.20%
Monsanto Co.	969,000	92,210
Croda International PLC[3]	1,360,000	58,745
International Flavors & Fragrances Inc.	310,700	37,287
		188,242
Energy 0.90%
Schlumberger Ltd.	725,000	55,934
FMC Technologies, Inc.[1]	1,367,000	46,505
Transocean Partners LLC[2]	2,544,143	26,688
Golar LNG Ltd.	390,000	10,667
C&J Energy Services, Ltd.[1]	246,000	1,466
		141,260
Utilities 0.31%
ENN Energy Holdings Ltd.[3]	9,440,000	48,141
Miscellaneous 4.73%
Other common stocks in initial period of acquisition		744,350
Total common stocks (cost: $10,519,168,000)		14,248,196
Convertible stocks 0.30% Health care 0.30%
Stemcentrx, Inc., Series F-1, convertible preferred[3,4]	1,879,501	47,420
Total convertible stocks (cost: $22,686,000)		47,420
The New Economy Fund — Page 4 of 6

Bonds, notes & other debt instruments 0.01% U.S. Treasury bonds & notes 0.01% U.S. Treasury 0.01%	Principal amount (000)	Value (000)
U.S. Treasury 2.125% 2016	$1,175	$1,180
Total bonds, notes & other debt instruments (cost: $1,181,000)		1,180
Short-term securities 9.33%
3M Co. 0.13% due 12/16/2015[5]	45,000	44,998
Apple Inc. 0.17% due 1/19/2016[5]	83,700	83,678
Chariot Funding, LLC 0.34%–0.50% due 12/2/2015–5/3/2016[5]	55,000	54,925
Chevron Corp. 0.15%–0.22% due 1/8/2016–2/19/2016[5]	141,600	141,551
Ciesco LLC 0.37% due 12/7/2015	25,000	24,999
Coca-Cola Co. 0.26% due 12/3/2015[5]	8,200	8,200
Danaher Corp. 0.17% due 12/3/2015–12/18/2015	69,000	68,998
ExxonMobil Corp. 0.10% due 12/2/2015	13,000	13,000
Fannie Mae 0.19%–0.23% due 12/14/2015–3/1/2016	47,497	47,491
Federal Farm Credit Banks 0.18% due 1/21/2016	15,000	14,996
Federal Home Loan Bank 0.12%–0.29% due 12/9/2015–4/29/2016	365,200	365,031
Freddie Mac 0.11%–0.22% due 12/9/2015–1/6/2016	170,900	170,877
IBM Corp. 0.17% due 12/22/2015[5]	65,100	65,098
John Deere Capital Corp. 0.17% due 1/7/2016[5]	40,000	39,994
John Deere Financial Ltd. 0.13% due 12/16/2015[5]	23,100	23,099
Jupiter Securitization Co., LLC 0.36% due 12/2/2015[5]	24,000	24,000
Microsoft Corp. 0.19% due 1/6/2016[5]	41,000	40,997
U.S. Treasury Bills 0.07% due 12/3/2015	50,000	50,000
Wal-Mart Stores, Inc. 0.11%–0.12% due 12/11/2015–12/16/2015[5]	93,300	93,298
Walt Disney Co. 0.12%–0.14% due 12/21/2015–1/5/2016[5]	93,700	93,694
Total short-term securities (cost: $1,468,973,000)		1,468,924
Total investment securities 100.19% (cost: $12,012,008,000)		15,765,720
Other assets less liabilities (0.19)%		(29,913)
Net assets 100.00%		$15,735,807
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $3,275,902,000, which represented 20.82% of the net assets of the fund. This amount includes $3,000,136,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[4]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[5]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $713,532,000, which represented 4.53% of the net assets of the fund.

Private placement security	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Stem CentRx, Inc., Series F-1, convertible preferred	6/10/2014	$22,686	$47,420.30%

Key to abbreviation
ADR = American Depositary Receipts
The New Economy Fund — Page 5 of 6

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-014-0116O-S49179	The New Economy Fund — Page 6 of 6

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of The New Economy Fund

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the investment portfolio (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of The New Economy Fund (the “Fund”) at November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and investment portfolio (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California

January 14, 2016

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE NEW ECONOMY FUND

By /s/ Donald H. Rolfe
Donald H. Rolfe, Executive Vice President and Principal Executive Officer

Date: January 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Donald H. Rolfe
Donald H. Rolfe, Executive Vice President and Principal Executive Officer

Date: January 29, 2016

By /s/ Neal F. Wellons
Neal F. Wellons, Treasurer and Principal Financial Officer

Date: January 29, 2016